UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015 (Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On January 29, 2018, Keurig Green Mountain, Inc. (“Keurig”) and Dr Pepper Snapple Group, Inc. announced that the companies had entered into a definitive merger agreement to create a combined New York Stock Exchange-listed public company (the “transaction”). Upon closing of the transaction, the combined company will be renamed Keurig Dr Pepper (“KDP”).

As part of the transaction, we will exchange our ownership interest in Keurig for an equity interest in KDP. We do not intend to invest new capital in KDP in connection with the transaction. We currently hold a 24.24% ownership interest in Keurig. Following the closing of the transaction, we expect our equity interest in KDP will be 13-14%.

In connection with the closing of the transaction, we will enter into an agreement that will govern our rights and obligations as an investor in KDP. This agreement will provide that we may not sell or otherwise dispose of our shares in KDP for a period of six months following the closing. We will also have the right to nominate two directors to the KDP board from the closing of the transaction. If our equity interest declines to less than 8%, we would have the right to nominate one director to the KDP board. If our interest declines to less than 5%, we would not have the right to appoint a director.

This Item 8.01 contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect” and similar expressions are intended to identify our forward-looking statements, including, but not limited to, those related to the closing of the transaction and our investment and governance rights in, and obligations related to, KDP following closing. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those indicated in our forward-looking statements. Such factors include, but are not limited to, the timely and successful closing of the transaction and the finalization of the terms of our participation in the transaction. Please also see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Item 8.01, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: January 29, 2018